1 GAAP to Non-GAAP Reconciliations January 10, 2024 CONFIDENTIAL

Consolidated Income Statement

Masimo

(Unaudited; in millions, except per share data) [1]

	Quarter to Date						
	Q1 2022	Q2 2022	Q3 2022	Q4 2022	Q1 2023	Q2 2023	Q3 2023
GAAP revenue	$304.2	$565.3	$549.3	$617.0	$565.0	$455.3	$478.9
Royalty and other revenue	-	-	-	-	-	-	-
Non-GAAP revenue	$304.2	$565.3	$549.3	$617.0	$565.0	$455.3	$478.9
GAAP gross profit	$204.7	$258.2	$282.5	$313.3	$284.8	$221.2	$234.8
Royalty and other revenue, net of related costs	-	-	-	-	-	-	-
Acquired tangible asset amortization	-	46.2	6.4	-	-	-	-
Acquired intangible asset amortization	0.6	4.9	0.1	5.6	5.2	5.4	6.2
Acquisition, integration and related costs	0.0	0.0	-	0.1	-	-	-
Business transition and related costs	-	-	-	-	-	-	-
Other adjustments	-	-	-	-	2.5	0.9	0.5
Non-GAAP gross profit	$205.4	$309.2	$289.1	$318.9	$292.6	$227.6	$241.4
GAAP selling, general and administrative expenses	$108.9	$188.3	$174.6	$185.5	$196.3	$151.7	$156.1
Acquired tangible asset amortization	-	(2.1)	(2.4)	(2.4)	(2.2)	(1.0)	(0.9)
Acquired intangible asset amortization	(0.9)	(4.4)	(4.5)	(4.5)	(4.7)	(4.2)	(3.3)
Acquisition, integration and related costs	(3.1)	(19.7)	(9.6)	(5.1)	(3.5)	(3.9)	(3.6)
Business transition and related costs	-	-	-	-	-	-	(2.4)
Litigation related expenses and settlements	(5.5)	(7.2)	(3.4)	(12.6)	(19.1)	(13.4)	(6.0)
Non-GAAP selling, general and administrative expenses (prior definition)	$99.5	$154.9	$154.7	$160.8	$166.8	$128.9	$139.8
Litigation related expenses and settlements	($3.7)	($3.2)	($6.3)	($7.1)	($11.6)	($9.8)	($8.9)
Non-GAAP selling, general and administrative expenses (updated definition)	$95.8	$151.7	$148.4	$153.7	$155.2	$119.1	$130.9
GAAP research and development expenses	$36.1	$47.8	$53.1	$54.3	$50.5	$40.2	$46.5
Acquisition, integration and related costs	-	(0.1)	(0.1)	(0.6)	(0.2)	(0.2)	-
Business transition and related costs	-	-	-	-	-	-	($1.8)
Non-GAAP research and development expenses	$36.1	$47.8	$53.1	$53.7	$50.2	$40.1	$44.7
GAAP litigation settlements and awards	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0
Litigation related expenses and settlements	-	-	(0.0)	-	-	-	-
Non-GAAP litigation settlements and awards	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0
GAAP impairment charge	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$7.0
Acquisition, integration and related costs	-	-	-	-	-	-	($7.0)
Non-GAAP impairment charge	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0
GAAP operating expenses	$145.0	$236.1	$227.7	$239.8	$246.8	$191.9	$209.6
Acquired tangible asset amortization	-	(2.1)	(2.4)	(2.4)	(2.2)	(1.0)	(0.9)
Acquired intangible asset amortization	(0.9)	(4.4)	(4.5)	(4.5)	(4.7)	(4.2)	(3.3)
Acquisition, integration and related costs	(3.1)	(19.7)	(9.7)	(5.7)	(3.7)	(4.0)	(10.6)
Business transition and related costs	-	-	-	-	-	-	(4.2)
Litigation related expenses and settlements	(5.5)	(7.2)	(3.4)	(12.6)	(19.1)	(13.4)	(6.0)
Non-GAAP operating expenses (prior definition)	$135.6	$202.6	$207.8	$214.5	$217.1	$169.0	$184.6
Litigation related expenses and settlements	($3.7)	($3.2)	($6.3)	($7.1)	($11.6)	($9.8)	($8.9)
Non-GAAP operating expenses (updated definition)	$131.9	$199.4	$201.5	$207.4	$205.5	$159.2	$175.6
GAAP operating profit	$59.7	$22.1	$54.8	$73.5	$38.0	$29.3	$25.2
Royalty and other revenue, net of related costs	-	-	-	-	-	-	-
Acquired tangible asset amortization	-	48.2	8.8	2.4	2.2	1.0	0.9
Acquired intangible asset amortization	1.5	9.3	4.6	10.1	9.9	9.6	9.4
Acquisition, integration and related costs	3.1	19.7	9.7	5.8	3.7	4.0	10.6
Business transition and related costs	-	-	-	-	-	-	4.2
Litigation related expenses and settlements	5.5	7.2	3.4	12.6	19.1	13.4	6.0
Other adjustments	-	-	-	-	2.5	0.9	0.5
Non-GAAP operating profit (prior definition)	$69.8	$106.6	$81.3	$104.4	$75.5	$58.6	$56.9
Litigation related expenses and settlements	3.7	3.2	6.3	7.1	11.6	9.8	8.9
Non-GAAP operating profit (updated definition)	$73.5	$109.8	$87.6	$111.6	$87.1	$68.4	$65.9

	Q4 2023 Guidance [2]		Full Year						FY 2023 Guidance [2]		FY 2024 Guidance [3]	
	Low	High	FY 2017	FY 2018	FY 2019	FY 2020	FY 2021	FY 2022	Low	High	Low	High
GAAP revenue	$526	$576	$790.2	$858.3	$937.8	$1,143.7	$1,239.2	$2,035.8	$2,025	$2,075	$2,045	$2,165
Royalty and other revenue	-	-	(52.0)	(28.4)	(1.4)	-	-	-	-	-	-	-
Non-GAAP revenue	$526	$576	$738.2	$829.9	$936.4	$1,143.7	$1,239.2	$2,035.8	$2,025	$2,075	$2,045	$2,165
GAAP gross profit	$260	$289	$522.0	$574.9	$629.2	$743.1	$808.3	$1,058.8	$1,001	$1,030		
Royalty and other revenue, net of related costs	-	-	(48.4)	(27.7)	(1.3)	-	-	-	-	-		
Acquired tangible asset amortization	-	-	-	-	-	0.0	0.5	52.6	-	-		
Acquired intangible asset amortization	6	6	0.5	0.5	0.5	1.2	2.4	11.2	22	22		
Acquisition, integration and related costs	-	-	-	-	0.1	0.6	0.9	0.1	-	-		
Business transition and related costs	-	-	-	-	-	-	-	-	-	-		
Other adjustments	-	-	-	-	-	-	3.4	-	4	4		
Non-GAAP gross profit	$266	$295	$474.1	$547.6	$628.4	$744.9	$815.5	$1,122.7	$1,027	$1,056		
GAAP selling, general and administrative expenses			$273.0	$285.4	$314.7	$369.1	$395.4	$657.4				
Acquired tangible asset amortization			(0.0)	-	-	-	-	(6.8)				
Acquired intangible asset amortization			(1.1)	(1.0)	(1.0)	(3.2)	(3.7)	(14.3)				
Acquisition, integration and related costs			-	-	(3.2)	(3.1)	(2.2)	(37.5)				
Business transition and related costs			-	-	-	-	-	-				
Litigation related expenses and settlements			-	-	-	-	(6.0)	(28.7)				
Non-GAAP selling, general and administrative expenses (prior definition)			$271.9	$284.4	$310.4	$362.7	$383.5	$569.8				
Litigation related expenses and settlements			-	-	-	(6.4)	(10.1)	(20.3)				
Non-GAAP selling, general and administrative expenses (updated definition)			$271.9	$284.4	$310.4	$356.3	$373.3	$549.5				
GAAP research and development expenses			$65.2	$81.0	$93.3	$118.7	$137.2	$191.4				
Acquisition, integration and related costs			-	-	-	(0.1)	-	(0.7)				
Business transition and related costs			-	-	-	$0.0	$0.0	$0.0				
Non-GAAP research and development expenses			$65.2	$81.0	$93.3	$118.5	$137.2	$190.7				
GAAP litigation settlements and awards			$0.0	$0.4	$0.0	($0.5)	$0.0	$0.0				
Litigation related expenses and settlements			-	(0.4)	-	0.5	-	(0.0)				
Non-GAAP litigation settlements and awards			$0.0	$0.0	$0.0	$0.0	$0.0	$0.0				
GAAP impairment charge			$0.0	$0.0	$0.0	$0.0	$0.0	$0.0				
Acquisition, integration and related costs			-	-	-	-	-	(0.0)				
Non-GAAP impairment charge			$0.0	$0.0	$0.0	$0.0	$0.0	$0.0				
GAAP operating expenses			$338.2	$366.8	$408.0	$487.2	$532.5	$848.8				
Acquired tangible asset amortization			(0.0)	-	-	-	-	(6.8)				
Acquired intangible asset amortization			(1.1)	(1.0)	(1.0)	(3.2)	(3.7)	(14.3)				
Acquisition, integration and related costs			-	-	(3.2)	(3.2)	(2.2)	(38.3)				
Business transition and related costs			-	-	-	-	-	-				
Litigation related expenses and settlements			-	(0.4)	-	0.5	(6.0)	(28.7)				
Non-GAAP operating expenses (prior definition)			$337.1	$365.4	$403.7	$481.2	$520.7	$760.5				
Litigation related expenses and settlements			-	-	-	(6.4)	(10.1)	(20.3)				
Non-GAAP operating expenses (updated definition)			$337.1	$365.4	$403.7	$474.9	$510.6	$740.2				
GAAP operating profit	$45	$59	$183.8	$208.0	$221.2	$255.8	$275.8	$210.0	$138	$152	$198	$214
Royalty and other revenue, net of related costs	-	-	(48.4)	(27.7)	(1.3)	-	-	-	-	-	-	-
Acquired tangible asset amortization	2	2	0.0	-	-	0.0	0.5	59.4	6	6	6	6
Acquired intangible asset amortization	9	9	1.6	1.4	1.4	4.5	6.1	25.5	38	38	37	37
Acquisition, integration and related costs	1	1	-	0.4	3.3	3.8	3.1	38.4	20	20	7	7
Business transition and related costs	0	0	-	-	-	-	-	-	4	4	12	12
Litigation related expenses and settlements	7	7	-	-	-	(0.5)	6.0	28.7	45	45	14	14
Other adjustments	-	-	-	-	-	-	3.4	-	4	4	-	-
Non-GAAP operating profit (prior definition)	$65	$79	$137.0	$182.2	$224.7	$263.6	$294.8	$362.2	$256	$270	$275	$290
Litigation related expenses and settlements	$8	$8	-	-	-	6.4	10.1	20.3	$38	$38	$32	$32
Non-GAAP operating profit (updated definition)	$73	$87	$137.0	$182.2	$224.7	$270.0	$304.9	$382.5	$294	$308	$307	$322

(1) Totals may not foot due to rounding. Annual reported amounts may vary from amounts previously reported due to rounding conventions.
(2) Guidance provided November 7, 2023
(3) Guidance provided January 10, 2024.

2

Consolidated Income Statement

(Unaudited; in millions, except per share data) [1]

	Quarter to Date							Q4 2023 Guidance [2]	
	Q1 2022	Q2 2022	Q3 2022	Q4 2022	Q1 2023	Q2 2023	Q3 2023	Low	High
GAAP non-operating income (expense)	($0.6)	$4.5	($2.8)	($17.6)	($11.8)	($4.5)	($11.2)	($14)	($14)
Realized and unrealized gains or losses	0.8	(8.2)	(5.4)	7.3	0.7	(6.5)	(1.0)	(0)	(0)
Financing related adjustments	-	0.6	0.5	0.5	0.5	0.5	0.5	0	0
Other adjustments	-	(0.5)	(0.4)	-	-	-	-	-	-
Non-GAAP non-operating income (expense)	$0.2	($3.6)	($8.2)	($9.8)	($10.7)	($10.5)	($11.6)	($14)	($14)
GAAP provision for income taxes	$12.5	$8.5	$14.1	$14.9	$4.9	$9.1	$3.4	$7	$10
Tax impact of non-GAAP adjustments	2.5	19.5	4.9	8.2	10.0	4.8	8.0	4	4
Excess tax benefits from stock-based compensation	1.7	0.2	0.3	0.2	2.4	0.5	0.2	0	0
Tax related adjustments	-	-	-	-	-	-	-	-	-
2017 U.S. Tax Reform	-	-	-	-	-	-	-	-	-
Non-GAAP provision for income taxes (prior definition)	$16.8	$28.2	$19.3	$23.3	$17.4	$14.4	$11.5	$12	$15
Tax impact of non-GAAP adjustments	$0.9	$0.8	$1.5	$1.7	$2.7	$2.3	$2.1	$2	$2
Non-GAAP provision for income taxes (updated definition)	$17.7	$29.0	$20.7	$25.0	$20.1	$16.7	$13.6	$13	$17
GAAP net income	$46.6	$18.1	$37.9	$41.1	$21.3	$15.7	$10.6	$24	$35
Royalty and other revenue, net of related costs	-	-	-	-	-	-	-	-	-
Acquired tangible asset amortization	-	48.2	8.8	2.4	2.2	1.0	0.9	2	2
Acquired intangible asset amortization	1.5	9.3	4.6	10.1	9.9	9.6	9.4	9	9
Acquisition, integration and related costs	3.1	19.7	9.7	5.8	3.7	4.0	10.6	1	1
Business transition and related costs	-	-	-	-	-	-	4.2	0	0
Litigation related expenses and settlements	5.5	7.2	3.4	12.6	19.1	13.4	6.0	7	7
Other adjustments	-	(0.5)	(0.4)	-	2.5	0.9	0.5	-	-
Realized and unrealized gains or losses	0.8	(8.2)	(5.4)	7.3	0.7	(6.5)	(1.0)	(0)	(0)
Financing related adjustments	-	0.6	0.5	0.5	0.5	0.5	0.5	0	0
Tax impact of non-GAAP adjustments	(2.5)	(19.5)	(4.9)	(8.2)	(10.0)	(4.8)	(8.0)	(4)	(4)
Excess tax benefits from stock-based compensation	(1.7)	(0.2)	(0.3)	(0.2)	(2.4)	(0.5)	(0.2)	(0)	(0)
Tax related adjustments	-	-	-	-	-	-	-	-	-
2017 U.S. Tax Reform	-	-	-	-	-	-	-	-	-
Non-GAAP net income (prior definition)	$53.2	$74.8	$53.9	$71.3	$47.5	$33.7	$33.7	$40	$51
Litigation related expenses and settlements	3.7	3.2	6.3	7.1	11.6	9.8	8.9	8	8
Tax impact of non-GAAP adjustments	(0.9)	(0.8)	(1.5)	(1.7)	(2.7)	(2.3)	(2.1)	(2)	(2)
Non-GAAP net income (updated definition)	$56.0	$77.2	$58.7	$76.8	$56.3	$41.2	$40.5	46	57
GAAP net income per share	$0.81	$0.33	$0.70	$0.76	$0.39	$0.29	$0.20	$0.45	$0.65
Royalty and other revenue, net of related costs	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Acquired tangible asset amortization	0.00	0.87	0.16	0.04	0.04	0.02	0.02	0.04	0.04
Acquired intangible asset amortization	0.03	0.17	0.09	0.19	0.18	0.18	0.18	0.17	0.17
Acquisition, integration and related costs	0.05	0.36	0.18	0.11	0.07	0.07	0.20	0.03	0.03
Business transition and related costs	0.00	0.00	0.00	0.00	0.00	0.00	0.08	0.01	0.01
Litigation related expenses and settlements	0.10	0.13	0.06	0.23	0.35	0.25	0.11	0.12	0.12
Other adjustments	0.00	(0.01)	(0.01)	0.00	0.05	0.02	0.01	0.00	0.00
Realized and unrealized gains or losses	0.01	(0.15)	(0.10)	0.14	0.01	(0.12)	(0.02)	(0.00)	(0.00)
Financing related adjustments	0.00	0.01	0.01	0.01	0.01	0.01	0.01	0.01	0.01
Tax impact of non-GAAP adjustments	(0.04)	(0.35)	(0.09)	(0.15)	(0.18)	(0.09)	(0.15)	(0.08)	(0.08)
Excess tax benefits from stock-based compensation	(0.03)	(0.00)	(0.01)	(0.00)	(0.04)	(0.01)	(0.00)	(0.01)	(0.01)
Tax related adjustments	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2017 U.S. Tax Reform	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Non-GAAP net income per share (prior definition)	$0.93	$1.35	$1.00	$1.32	$0.87	$0.62	$0.63	$0.74	$0.94
Litigation related expenses and settlements	0.06	0.06	0.12	0.13	0.21	0.18	0.17	0.15	0.15
Tax impact of non-GAAP adjustments	(0.02)	(0.01)	(0.03)	(0.03)	(0.05)	(0.04)	(0.04)	(0.03)	(0.03)
Non-GAAP net income per share (updated definition)	0.98	1.40	1.08	1.42	1.03	0.76	0.75	$0.85	$1.05
Weighted average shares outstanding - Diluted	57.3	55.3	54.1	54.1	54.4	54.4	53.9	54.2	54.2

	Full Year						FY 2023 Guidance [2]		FY 2024 Guidance [3]	
	FY 2017	FY 2018	FY 2019	FY 2020	FY 2021	FY 2022	Low	High	Low	High
GAAP non-operating income (expense)	$2.0	$5.7	$12.9	$7.9	($1.4)	($16.6)	($42)	($42)		
Realized and unrealized gains or losses	0.3	2.0	0.6	(2.6)	1.9	(5.5)	(7)	(7)		
Financing related adjustments	-	-	-	-	-	1.5	2	2		
Other adjustments	-	-	-	-	-	(0.9)	-	-		
Non-GAAP non-operating income (expense)	$2.3	$7.8	$13.6	$5.3	$0.4	($21.4)	($47)	($47)		
GAAP provision for income taxes	$61.0	$20.2	$38.0	$23.5	$44.7	$49.9	$24	$28		
Tax impact of non-GAAP adjustments	(16.1)	(5.5)	0.7	6.1	3.7	35.2	27	27		
Excess tax benefits from stock-based compensation	39.2	22.0	15.7	30.2	16.4	2.4	4	4		
Tax related adjustments	-	4.2	-	-	-	-	-	-		
2017 U.S. Tax Reform	(41.4)	0.7	-	-	-	-	-	-		
Non-GAAP provision for income taxes (prior definition)	$42.8	$41.6	$54.3	$59.7	$64.9	$87.6	$55	$58		
Tax impact of non-GAAP adjustments	-	-	-	1.5	2.4	4.8	$9	$9		
Non-GAAP provision for income taxes (updated definition)	$42.8	$41.6	$54.3	$61.3	$67.3	$92.4	$64	$67		
GAAP net income	$124.8	$193.5	$196.2	$240.3	$229.6	$143.5	$72	$83	$105	$115
Royalty and other revenue, net of related costs	(48.4)	(27.7)	(1.3)	-	-	-	-	-	-	-
Acquired tangible asset amortization	0.0	-	-	0.0	0.5	59.4	6	6	6	6
Acquired intangible asset amortization	1.6	1.4	1.4	4.5	6.1	25.5	38	38	37	37
Acquisition, integration and related costs	-	0.4	3.3	3.8	3.1	38.4	20	20	7	7
Business transition and related costs	-	-	-	-	-	-	4	4	12	12
Litigation related expenses and settlements	-	-	-	(0.5)	6.0	28.7	45	45	14	14
Other adjustments	-	-	-	-	3.4	(0.9)	4	4	-	-
Realized and unrealized gains or losses	0.3	2.0	0.6	(2.6)	1.9	(5.5)	(7)	(7)	-	-
Financing related adjustments	-	-	-	-	-	1.5	2	2	2	2
Tax impact of non-GAAP adjustments	16.1	5.5	(0.7)	(6.1)	(3.7)	(35.2)	(27)	(27)	(16)	(17)
Excess tax benefits from stock-based compensation	(39.2)	(22.0)	(15.7)	(30.2)	(16.4)	(2.4)	(4)	(4)	(2)	(2)
Tax related adjustments	-	(4.2)	-	-	-	-	-	-	-	-
2017 U.S. Tax Reform	41.4	(0.7)	-	-	-	-	-	-	-	-
Non-GAAP net income (prior definition)	$96.5	$148.4	$183.9	$209.2	$230.4	$253.2	$155	$165	$165	$174
Litigation related expenses and settlements	-	-	-	6.4	10.1	20.3	38	38	32	32
Tax impact of non-GAAP adjustments	-	-	-	(1.5)	(2.4)	(4.8)	(9)	(9)	(8)	(8)
Non-GAAP net income (updated definition)	$96.5	$148.4	$183.9	$214.0	$238.1	$268.7	$184	$195	$189	$198
GAAP net income per share	$2.23	$3.45	$3.44	$4.14	$3.98	$2.60	$1.34	$1.54	$1.91	$2.08
Royalty and other revenue, net of related costs	(0.87)	(0.49)	(0.02)	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Acquired tangible asset amortization	0.00	0.00	0.00	0.00	0.01	1.08	0.12	0.12	0.12	0.12
Acquired intangible asset amortization	0.03	0.03	0.03	0.08	0.11	0.46	0.70	0.70	0.68	0.68
Acquisition, integration and related costs	0.00	0.01	0.06	0.07	0.05	0.70	0.36	0.36	0.12	0.12
Business transition and related costs	0.00	0.00	0.00	0.00	0.00	0.00	0.08	0.08	0.22	0.22
Litigation related expenses and settlements	0.00	0.00	0.00	(0.01)	0.10	0.52	0.83	0.83	0.24	0.24
Other adjustments	0.00	0.00	0.00	0.00	0.06	(0.02)	0.07	0.07	0.00	0.00
Realized and unrealized gains or losses	0.00	0.04	0.01	(0.05)	0.03	(0.10)	(0.12)	(0.12)	0.00	0.00
Financing related adjustments	0.00	0.00	0.00	0.00	0.00	0.03	0.03	0.03	0.03	0.03
Tax impact of non-GAAP adjustments	0.29	0.10	(0.01)	(0.11)	(0.06)	(0.64)	(0.50)	(0.50)	(0.30)	(0.31)
Excess tax benefits from stock-based compensation	(0.70)	(0.39)	(0.27)	(0.52)	(0.28)	(0.04)	(0.07)	(0.07)	(0.03)	(0.03)
Tax related adjustments	0.00	(0.07)	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2017 U.S. Tax Reform	0.74	(0.01)	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Non-GAAP net income per share (prior definition)	$1.73	$2.65	$3.22	$3.60	$3.99	$4.59	$2.85	$3.05	$3.00	$3.15
Litigation related expenses and settlements	-	-	-	0.11	0.18	0.37	0.71	0.71	0.58	0.58
Tax impact of non-GAAP adjustments	-	-	-	(0.03)	(0.04)	(0.09)	(0.17)	(0.17)	(0.14)	(0.14)
Non-GAAP net income per share (updated definition)	1.73	2.65	3.22	3.69	4.13	4.87	$3.39	$3.59	$3.44	$3.60
Weighted average shares outstanding - Diluted	55.9	56.0	57.1	58.0	57.7	55.2	54.2	54.2	55.1	55.1

(1) Totals may not foot due to rounding. Annual reported amounts may vary from amounts previously reported due to rounding conventions.
(2) Guidance provided November 7, 2023
(3) Guidance provided January 10, 2024.

3

Segment Reporting

MASIMO

(Unaudited; in millions) [1]

	Quarter to Date							Q4 2023 Guidance [2]		Full Year	FY 2023 Guidance [2]		FY 2024 Guidance [3]	
	Q1 2022	Q2 2022	Q3 2022	Q4 2022	Q1 2023	Q2 2023	Q3 2023	Low	High	FY 2022	Low	High	Low	High
Revenue														
Healthcare	304.2	357.0	327.2	351.9	346.7	281.1	307.8	320	345	1,340.3	1,255	1,280	1,345	1,385
Non-Healthcare	-	208.3	222.1	265.1	218.3	174.2	171.1	206	231	695.5	770	795	700	780
GAAP revenue	**$304.2**	**$565.3**	**$549.3**	**$617.0**	**$565.0**	**$455.3**	**$478.9**	**$526**	**$576**	**$2,035.8**	**$2,025**	**$2,075**	**$2,045**	**$2,165**
Gross profit														
Healthcare	205.4	236.7	211.4	216.7	214.8	169.0	185.6	197	215	870.2	767	785		
Non-Healthcare	-	72.5	77.7	102.2	77.8	58.5	55.8	68	80	252.5	261	272		
Other	(0.6)	(51.1)	(6.5)	(5.6)	(7.7)	(6.4)	(6.6)	(6)	(6)	(63.9)	(26)	(26)		
GAAP gross profit	**$204.7**	**$258.2**	**$282.5**	**$313.3**	**$284.8**	**$221.2**	**$234.8**	**$260**	**$289**	**$1,058.8**	**$1,001**	**$1,030**		
Acquired tangible asset amortization	-	46.2	6.4	-	-	-	-	-	-	52.6	-	-		
Acquired intangible asset amortization	0.6	4.9	0.1	5.6	5.2	5.4	6.2	6	6	11.2	22	22		
Acquisition, integration and related costs	0.0	0.0	-	0.1	-	-	-	-	-	0.1	-	-		
Business transition and related costs	-	-	-	-	-	-	-	-	-		-	-		
Other adjustments	-	-	-	-	2.5	0.9	0.5	-	-	-	4	4		
GAAP adjustments	**$0.6**	**$51.1**	**$6.5**	**$5.6**	**$7.7**	**$6.4**	**$6.6**	**$6**	**$6**	**$63.9**	**$26**	**$26**		
Healthcare	205.4	236.7	211.4	216.7	214.8	169.0	185.6	197	215	870.2	767	785		
Non-Healthcare	-	72.5	77.7	102.2	77.8	58.5	55.8	68	80	252.5	261	272		
Other	-	-	-	-	-	-	-	-	-	-	-	-		
Non-GAAP gross profit	**$205.4**	**$309.2**	**$289.1**	**$318.9**	**$292.6**	**$227.6**	**$241.4**	**$266**	**$295**	**$1,122.7**	**$1,027**	**$1,056**		

(1) Totals may not foot due to rounding. Annual reported amounts may vary from amounts previously reported due to rounding conventions.
(2) Guidance provided November 7, 2023
(3) Guidance provided January 10, 2024.

4